                                                                   EXHIBIT 99.2

                      ANNUAL CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2000-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each year regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous year. The information which is required to be prepared with respect to the activity for the time period January 1, 2004 through December 31, 2004 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 Supplement.

A.       Information Regarding the Current Annual Distribution (Stated on the
         Basis of $1,000 Original Certificate Principal Amount)

         1        The amount of the current annual distribution in respect of
                  Class A Annual Principal                                                    $             0.00
                                                                                              ------------------

         2        The amount of the current annual distribution in respect of
                  Class B Annual Principal                                                    $             0.00
                                                                                              ------------------

         3        The amount of the current annual distribution in respect of
                  Collateral Annual Principal                                                 $             0.00
                                                                                              ------------------

         4        The amount of the current annual distribution in respect of
                  Class A Annual Interest                                                     $            16.87
                                                                                              ------------------

         5        The amount of the current annual distribution in respect of
                  Class A Additional Interest                                                 $             0.00
                                                                                              ------------------

         6        The amount of the current annual distribution in respect of
                  Class B Annual Interest                                                     $            19.42
                                                                                              ------------------

         7        The amount of the current annual distribution in respect of
                  Class B Additional Interest                                                 $             0.00
                                                                                              ------------------

         8        The amount of the current annual distribution in respect of
                  Collateral Minimum Annual Interest                                          $            24.36
                                                                                              ------------------

         9        The amount of the current annual distribution in respect of
                  any accrued and unpaid Collateral Minimum Annual Interest                   $             0.00
                                                                                              ------------------

B.       Information Regarding the Performance of the Trust

         1        Collection of Principal Receivables

                  (a)      Available Principal Collections                                    $ 1,280,317,559.38
                                                                                              ------------------

                  (b)      Class A Investor Default Amount treated as Available
                           Principal Collection                                               $    29,658,870.40
                                                                                              ------------------

                  (c)      Class B Investor Default Amount treated as Available
                           Principal Collection                                               $     2,033,751.12
                                                                                              ------------------

                  (d)      Excess Spread treated as Available Principal
                           Collection                                                         $     2,203,230.38
                                                                                              ------------------

         2        Principal Receivables in the Trust

                  (a)      The aggregate amount of Principal Receivables in the
                           Trust as of the end of the day on the last day of the
                           related Annual Period                                              $ 1,759,381,968.10
                                                                                              ------------------

                  (b)      The amount of Principal Receivables in the Trust
                           represented by the the Invested Amount of Series
                           2000-1 as of the end of the day on the last day of
                           the related Annual Period                                          $   620,430,705.29
                                                                                              ------------------

                  (c)      The amount of Principal Receivables in the Trust
                           represented by the the Adjusted Invested Amount of
                           Series 2000-1 as of the end of the day on the last
                           day of the related Annual Period                                   $   620,430,705.29
                                                                                              ------------------

                  (d)      The amount of Principal Receivables in the Trust
                           represented by the the Class A Invested Amount as of
                           the end of the day on the last day of the related
                           Annual Period                                                      $   542,876,867.13
                                                                                              ------------------

                  (e)      The amount of Principal Receivables in the Trust
                           represented by the the Class A Adjusted Invested
                           Amount as of the end of the day on the last day of
                           the related Annual Period                                          $   542,876,867.13
                                                                                              ------------------

                  (f)      The amount of Principal Receivables in the Trust
                           represented by the the Class B Invested Amount as of
                           the end of the day on the last day of the related
                           Annual Period                                                      $    37,225,842.32
                                                                                              ------------------

                  (g)      The amount of Principal Receivables in the Trust
                           represented by the the Class B Adjusted Invested
                           Amount as of the end of the day on the last day of
                           the related Annual Period                                          $    37,225,842.32
                                                                                              ------------------

                  (h)      The amount of Principal Receivables in the Trust
                           represented by the the Collateral Invested Amount as
                           of the end of the day on the last day of the related
                           Annual Period                                                      $    40,327,995.84
                                                                                              ------------------

                  (i)      The amount of Principal Receivables in the Trust
                           represented by the the Collateral Adjusted Invested
                           Amount as of the end of the day on the last day of
                           the related Annual Period                                          $    40,327,995.84
                                                                                              ------------------

                  (j)      The Floating Allocation Percentage with respect to
                           the related Annual Period                                                       33.77%
                                                                                              ------------------

                  (k)      The Class A Floating Percentage with respect to the
                           related Annual Period                                                           87.50%
                                                                                              ------------------

                  (l)      The Class B Floating Percentage with respect to the
                           related Annual Period                                                            6.00%
                                                                                              ------------------

                  (m)      The Collateral Floating Percentage with respect to
                           the related Annual Period                                                        6.50%
                                                                                              ------------------

                  (n)      The Principal Allocation Percentage with respect to
                           the related Annual Period                                                       33.77%
                                                                                              ------------------

                  (o)      The Class A Principal Percentage with respect to the
                           related Annual Period                                                           87.50%
                                                                                              ------------------

                  (p)      The Class B Principal Percentage with respect to the
                           related Annual Period                                                            6.00%
                                                                                              ------------------

                  (q)      The Collateral Principal Percentage with respect to
                           the related Annual Period                                                        6.50%
                                                                                              ------------------

         3        Delinquent Balances

                  The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Annual Period:

                                                Aggregate            Percentage
                                                 Account             of Total
                                                 Balance            Receivables
                                              --------------        -----------
         (a)      30--  59 days:              $21,572,870.12            1.23%
         (b)      60--  89 days:              $14,375,089.51            0.82%
         (c)      90+ days:                   $19,428,761.77            1.10%
                                              ---------------          -------
                  Total:                      $55,376,721.40            3.15%
                                              ===============          =======

         4        Investor Default Amount

                  (a)      The Investor Default Amount for the related Annual
                           Period                                                             $    33,895,851.87
                                                                                              ------------------

                  (b)      The Class A Investor Default Amount for the related
                           Annual Period                                                      $    29,658,870.40
                                                                                              ------------------

                  (c)      The Class B Investor Default Amount for the related
                           Annual Period                                                      $     2,033,751.12
                                                                                              ------------------

                  (d)      The Collateral Default Amount for the related Annual
                           Period                                                             $     2,203,230.38
                                                                                              ------------------

         5        Investor Charge-Offs

                  (a)      The aggregate amount of Class A Investor Charge-Offs
                           for the related Annual Period                                      $             0.00
                                                                                              ------------------

                  (b)      The aggregate amount of Class A Investor Charge-Offs
                           set forth in 5(a) above per $1,000 of original
                           certificate principal amount                                       $             0.00
                                                                                              ------------------

                  (c)      The aggregate amount of Class B Investor Charge-Offs
                           for the related Annual Period                                      $             0.00
                                                                                              ------------------

                  (d)      The aggregate amount of Class B Investor Charge-Offs
                           set forth in 5(c) above per $1,000 of original
                           certificate principal amount                                       $             0.00
                                                                                              ------------------

                  (e)      The aggregate amount of Collateral Charge-Offs for
                           the related Annual Period                                          $             0.00
                                                                                              ------------------

                  (f)      The aggregate amount of Collateral Charge-Offs set
                           forth in 5(e) above per $1,000 of original
                           certificate principal amount                                       $             0.00
                                                                                              ------------------

                  (g)      The aggregate amount of Class A Investor Charge-Offs
                           reimbursed on the Transfer Date immediately preceding
                           this Distribution Date                                             $             0.00
                                                                                              ------------------

                  (h)      The aggregate amount of Class A Investor Charge-Offs
                           set forth in 5(g) above per $1,000 original
                           certificate principal amount reimbursed on the
                           Transfer Date immediately preceding this Distribution
                           Date                                                               $             0.00
                                                                                              ------------------

                  (i)      The aggregate amount of Class B Investor Charge-Offs
                           reimbursed on the Transfer Date immediately preceding
                           this Distribution Date                                             $             0.00
                                                                                              ------------------

                  (j)      The aggregate amount of Class B Investor Charge-Offs
                           set forth in 5(i) above per $1,000 original
                           certificate principal amount reimbursed on the
                           Transfer Date immediately preceding this Distribution
                           Date                                                               $             0.00
                                                                                              ------------------

                  (k)      The aggregate amount of Collateral Charge-Offs
                           reimbursed on the Transfer Date immediately preceding
                           this Distribution Date                                             $             0.00
                                                                                              ------------------

                  (l)      The aggregate amount of Collateral Charge-Offs set
                           forth in 5(k) above per $1,000 original certificate
                           principal amount reimbursed on the Transfer Date
                           immediately preceding Distribution Date                            $             0.00
                                                                                              ------------------


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
         6        Investor Servicing Fee

                  (a)      The amount of the Class A Servicing Fee paid by the
                           Trust to the Servicer for the related Annual Period                $     5,250,000.00
                                                                                              ------------------

                  (b)      The amount of the Class B Servicing Fee paid by the
                           Trust to the Servicer for the related Annual Period                $       360,000.00
                                                                                              ------------------

                  (c)      The amount of the Collateral Servicing Fee paid by
                           the Trust to the Servicer for the related Annual
                           Period                                                             $       390,000.00
                                                                                              ------------------

                  (d)      The amount of Servicer Interchange paid by the Trust
                           to the Servicer for the related Annual Period                      $     6,000,000.00
                                                                                              ------------------

         7        Reallocations

                  (a)      The amount of Reallocated Collateral Principal
                           Collections for the related Annual Period                          $             0.00
                                                                                              ------------------

                  (b)      The amount of Reallocated Class B Principal
                           Collections for the related Annual Period                          $             0.00
                                                                                              ------------------

                  (c)      The Collateral Invested Amount as of the close of
                           business for the related Annual Period                             $    39,000,000.00
                                                                                              ------------------

                  (d)      The Collateral Adjusted Invested Amount as of the
                           close of business for the related Annual Period                    $    39,000,000.00
                                                                                              ------------------

                  (e)      The Class B Invested Amount as of the close of
                           business for the related Annual Period                             $    36,000,000.00
                                                                                              ------------------

                  (f)      The Class B Adjusted Invested Amount as of the close
                           of business for the related Annual Period                          $    36,000,000.00
                                                                                              ------------------

                  (g)      The Class A Invested Amount as of the close of
                           business for the related Annual Period                             $   525,000,000.00
                                                                                              ------------------

                  (h)      The Class A Adjusted Invested Amount as of the close
                           of business for the related Annual Period                          $   525,000,000.00
                                                                                              ------------------

         8        Collection of Finance Charge Receivables

                  (a)      The aggregate amount of Collections of Finance Charge
                           Receivables and Annual Membership Fees processed
                           during the related Annual Period which were allocated
                           in respect of the Class A Certificates                             $    76,648,274.94
                                                                                              ------------------

                  (b)      The aggregate amount of Collections of Finance Charge
                           Receivables and Annual Membership Fees processed
                           during the related Annual Period which were allocated
                           in respect of the Class B Certificates                             $     5,255,881.70
                                                                                              ------------------

                  (c)      The aggregate amount of Collections of Finance Charge
                           Receivables and Annual Membership Fees processed
                           during the related Annual Period which were allocated
                           in respect of the Collateral Interest                              $     5,693,871.85
                                                                                              ------------------

         9        Principal Funding Account

                  (a)      The principal amount on deposit in the Principal
                           Funding Account on the related Transfer Date                       $             0.00
                                                                                              ------------------

                  (b)      The Accumulation Shortfall with respect to the
                           related Annual Period                                              $             0.00
                                                                                              ------------------

                  (c)      The Principal Funding Investment Proceeds deposited
                           in the Finance Charge Account on the related Transfer
                           Date to be treated as Class A Available Funds                      $             0.00
                                                                                              ------------------

                  (d)      The Principal Funding Investment Proceeds deposited
                           in the Finance Charge Account on the related Transfer
                           date to be treated as Class B Available Funds                      $             0.00
                                                                                              ------------------


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
         10       Reserve Account

                  (a)      The Reserve Draw Amount on the related Transfer Date               $             0.00
                                                                                              ------------------

                  (b)      The amount of the Reserve Draw Amount deposited in
                           the Collection Account on the related Transfer Date
                           to be treated as Class A Available Funds                           $             0.00
                                                                                              ------------------

                  (c)      The amount of the Reserve Draw Account deposited in
                           the Collection Account on the related Transfer Date
                           to be treated as Class B Available Funds                           $             0.00
                                                                                              ------------------

                  (d)      The amount of any Reserve Account Surplus                          $             0.00
                                                                                              ------------------

         11       Available Funds

                  (a)      The amount of Class A Available Funds on deposit in
                           the Collection Account on the related Transfer Dates               $     8,849,877.59
                                                                                              ------------------

                  (b)      The amount of Class B Available Funds on deposit in
                           the Collection Account on the related Transfer Dates               $       699,098.75
                                                                                              ------------------

                  (c)      The amount of Collateral Available Funds on deposit
                           in the Collection Account on the related Transfer
                           Dates                                                              $       949,237.00
                                                                                              ------------------

                  (d)      Available Principal Collections on deposit in the
                           Collection Account on the related Transfer Dates                   $             0.00
                                                                                              ------------------

         12       Excess Spread and Excess Finance Charge Collections

                  (a)      Excess Finance Charge Collection                                   $             0.00
                                                                                              ------------------

                  (b)      Class A Available Funds
                              minus Class A Annual Interest
                              minus Class A Servicing Fee
                              minus Class A Defaulted Amount                                  $    32,889,526.96
                                                                                              ------------------

                           Class B Available Funds
                              minus Class B Annual Interest
                              minus Class B Servicing Fee
                              minus Class B Defaulted Amount                                  $     2,163,031.85
                                                                                              ------------------

                           Collateral Available Funds                                         $     5,693,871.85
                                                                                              ------------------

                  (c)      Excess Spread applied to the Class A Required Amount
                           for the Annual Period                                              $             0.00
                                                                                              ------------------

                  (d)      Excess Spread applied to the Class A Investor
                           Charge-Offs for the related Annual Period                          $             0.00
                                                                                              ------------------

                  (e)      Excess Spread applied to the Class B Required Amount
                           for the related Annual Period                                      $             0.00
                                                                                              ------------------

                  (f)      Excess Spread applied to the Class B Default Amount
                           for the related Annual Period                                      $             0.00
                                                                                              ------------------

                  (g)      Excess Spread applied to the Class B Invested Amount
                           for the related Annual Period                                      $             0.00
                                                                                              ------------------

                  (h)      Excess Spread applied to the Collateral Minimum
                           Annual Interest for the related Annual Period and for
                           any past due Collateral Minimum Annual Interest                    $       949,237.00
                                                                                              ------------------

                  (i)      Excess Spread applied to the Collateral Servicing Fee
                           due to the Servicer for the related Annual Period or
                           for any past due Collateral Servicing Fees                         $       390,000.00
                                                                                              ------------------

                  (j)      Excess Spread applied to the Collateral Default
                           Amount as Available Principal Collections for the
                           related Annual Period                                              $     2,203,230.38
                                                                                              ------------------

                  (k)      Excess Spread applied to the Collateral Invested
                           Amount for the related Annual Period                               $             0.00
                                                                                              ------------------

                  (l)      Excess Spread applied to the Reserve Account for the
                           related Annual Period                                              $             0.00
                                                                                              ------------------

         13       Finance Charge Shortfall

                  (a)      Finance Charge Shortfall for Series 2000-1                         $             0.00
                                                                                              ------------------

                  (b)      Total Finance Charge Shortfall for all series in
                           Group One                                                          $             0.00
                                                                                              ------------------

         14       Base Rate

                  (a)      The Base Rate for the related Annual Period                                      2.70%
                                                                                              ------------------

         15       Portfolio Yield

                  (a)      The Portfolio Yield for the related Annual Period                                8.95%
                                                                                              ------------------

                  (b)      The Portfolio Adjusted Yield for the related Annual
                           Period                                                                            N/A
                                                                                              ------------------

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 15th day of March, 2005.

                                         NATIONAL CITY BANK,
                                         as Seller and Servicer



                                         By: /s/ Janis E. Lyons
                                             ----------------------------------
                                             Name: Janis E. Lyons
                                             Title: Senior Vice President